Exhibit 10(a)

INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in Amendment No. 10 to Registration Statement No. 811-7885 on Form N-1A of Quantitative Master Series Trust of our reports dated as follows:

January 30, 2001    Master International (Capitalization Weighted) Index Series
January 31, 2001    Master Extended Market Index Series
January 31, 2001    Master Mid Cap Index Series
February 1, 2001    Master Aggregate Bond Index Series
February 1, 2001    Master Small Cap Index Series
February 15, 2001   Master S&P 500 Index Series
February 23, 2001   Master Enhanced International Index Series
February 23, 2001   Master Enhanced S&P 500 Index Series
February 23, 2001   Master International (GDP Weighted) Index Series

appearing in their respective December 31, 2000 Annual Reports.


/s/ Deloitte & Touche LLP
---------------------------
Princeton, New Jersey
April 26, 2001